SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
                                            |_| Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                               INTELLIGROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X| No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     |_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                                              September 15, 2003



                               INTELLIGROUP, INC.

                               499 THORNALL STREET

                            EDISON, NEW JERSEY 08837



To Our Shareholders:

      You are most cordially invited to attend the 2003 Annual Meeting of Shareholders of Intelligroup, Inc. at 10:00 A.M., local time, on Tuesday, October 14, 2003, at the Courtyard by Marriott Hotel Edison/Woodbridge, 3105 Woodbridge Avenue, Edison, New Jersey.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

      It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Also, registered and most beneficial shareholders may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the enclosed proxy. I urge you to vote your proxy as soon as possible. In this way, you can be sure your shares will be voted at the meeting. Your shares will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.

                                        Sincerely,

                                        /s/ Nagarjun Valluripalli

                                        Nagarjun Valluripalli
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                               INTELLIGROUP, INC.
                               499 THORNALL STREET
                            EDISON, NEW JERSEY 08837


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 14, 2003



     The Annual Meeting of Shareholders (the "Meeting") of INTELLIGROUP, INC., a New Jersey corporation (the "Company"), will be held at 10:00 A.M., local time, on Tuesday, October 14, 2003, at the Courtyard by Marriott Hotel Edison/Woodbridge, 3105 Woodbridge Avenue, Edison, New Jersey, for the following purposes:

(1) To elect six directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

(2) To ratify the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2003; and

(2) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock of record at the close of business on September 4, 2003 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be open to the examination of any shareholder at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. ALSO, REGISTERED AND MOST BENEFICIAL SHAREHOLDERS MAY VOTE BY TELEPHONE OR OVER THE INTERNET. INSTRUCTIONS FOR USING THESE CONVENIENT SERVICES ARE SET FORTH ON THE ENCLOSED PROXY. I URGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. IN THIS WAY, YOU CAN BE SURE YOUR SHARES WILL BE VOTED AT THE MEETING. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD FROM THE COMPANY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                        By Order of the Board of Directors

                                        /s/ Nagarjun Valluripalli

                                        Nagarjun Valluripalli
                                        Chairman of the Board, President and
                                        Chief Executive Officer

Edison, New Jersey
September 15, 2003

        THE COMPANY'S 2002 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                               INTELLIGROUP, INC.
                               499 THORNALL STREET
                            EDISON, NEW JERSEY 08837

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Intelligroup, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, October 14, 2003 (the "Meeting") at 10:00 A.M., local time, at the Courtyard by Marriott Hotel Edison/Woodbridge, 3105 Woodbridge Avenue, Edison, New Jersey, and at any adjournment or adjournments thereof. Holders of record of shares of Common Stock, $.01 par value ("Common Stock"), as of the close of business on September 4, 2003 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 16,682,875 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the six nominees named below as Directors, (ii) FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 2003, and (iii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any shareholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of the shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of shareholders possessing a majority of the shares of Common Stock represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the shareholders of the Company on or about September 15, 2003. The Company's Annual Report to shareholders of the Company for the year ended December 31, 2002, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all shareholders of record as of September 4, 2003. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of September 4, 2003.

                              ELECTION OF DIRECTORS


     At the Meeting, six Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. Except as noted below, all of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors who are also nominees for election to the Board are:

                                             SERVED AS A      POSITIONS WITH
NAME                                AGE     DIRECTOR SINCE    THE COMPANY
----                                ---     --------------    -----------

Nagarjun Valluripalli..........     35           1994         Chairman of the Board, President,
                                                              Chief Executive Officer and Director

Klaus P. Besier................     52           1996         Director

Dennis McIntosh................     48           2000         Director

Alexander Graham Wilson........     55           2002         Director

Nic Di Iorio...................     43           2002         Director

     An additional nominee for election to the Board of Directors who is not a current member of the Board of Directors is as follows:


NAME                                AGE
----                                ---
Ashok Pandey...................     45


     The principal occupations and business experience, for at least the past five years, of each nominee is as follows:

     Nagarjun Valluripalli joined the Company in March 1994 and currently serves as Chairman of the Board, President, Chief Executive Officer and as a Director of the Company. From January 4, 2000 until December 15, 2000, Mr. Valluripalli served as Co-Chief Executive Officer. From March 1994 through October 1997, Mr. Valluripalli served as an Executive Vice President of the Company. In May 1993, Mr. Valluripalli co-founded Oxford Systems, Inc., a systems integration company ("Oxford"). In March 1994, Mr. Valluripalli and his co-founder sold all of the issued and outstanding capital stock of Oxford to the Company. Prior to founding Oxford, from 1990, Mr. Valluripalli was marketing manager for VJ Infosystems, a software training and services company. From September 9, 1999 until March 8, 2001, Mr. Valluripalli also served on the Board of Directors of SeraNova, Inc., formerly a majority-owned subsidiary of the Company spun off from the Company in a tax-free distribution to its shareholders on July 5, 2000.

     Klaus P. Besier served as a Director of the Company from December 1996 until his resignation in April 1999. Mr. Besier rejoined the Board upon his election by the Board in May 1999. Since July 1997, Mr. Besier has served as President, Chief Executive Officer and Chairman of FirePond, Inc., a publicly-traded provider of e-business solutions. From 1996 to 1997, Mr. Besier was Chairman and Chief Executive Officer of Primix Solutions. From 1992 to 1996, Mr. Besier served as Chief Executive Officer and President of SAP America, Inc., a subsidiary of SAP AG and a leading provider of enterprise applications. Prior to joining SAP America, Inc., Mr. Besier was Corporate Vice President and general manager of a subsidiary of Hoechst Celanese.

     Dennis McIntosh was elected to the Board of Directors of the Company in February 2000. Since April 1999, Mr. McIntosh has served as Executive Vice President of SBLI USA Mutual Life Insurance Company, Inc., and has twenty years of business experience in insurance operations and technology, financial management and consulting. Mr. McIntosh also currently serves as chief financial officer and as a director on the Board of Directors of SBLI USA Mutual Life Insurance Company, Inc. From March 1997 until April 1999, Mr. McIntosh served as Senior Manager at Ernst & Young Consulting, LLP. Prior to that, from September 1993 until March 1997, Mr. McIntosh served as CIO & Vice President of Operations at Blue Cross and Blue Shield of Massachusetts. From May 1986 to September 1993, Mr. McIntosh served as Audit Director for Reed Elsevier Corporation. From May 1985 to May 1986, Mr. McIntosh served as Audit Manager for Chelsea Industries. From May 1981 to May 1985 he served as an auditor for GTE Corporation. From May 1981 to May 1983, Mr. McIntosh served as an auditor at Coopers and Lybrand. Mr. McIntosh received a Masters of Business Administration degree from The University of Connecticut in 1981 and is a certified public accountant.

     Alexander Graham (Alick) Wilson was appointed to the Board of Directors in June 2002. Since 1998 he has been an independent management and IT consultant based in Wellington, New Zealand. He is a member of the Council of the Generic Names Supporting Organization of ICANN, a member of the Technology New Zealand Reference Group of the Foundation for Research, Science and Technology, and an advisor to two Wellington business incubators. He is a member of the Institute of Directors in New Zealand and the New Zealand Computer Society. From 1984 to 1998, Mr. Wilson worked for Azimuth Consulting Limited, an independent information technology consulting company headquartered in Wellington, New Zealand, which he co-founded in 1983 and which was acquired in 1998 by Intelligroup, Inc. From 1992 to 1997, he was a member of the Executive Committee of the Information Technology Association of New Zealand. From 1994 until 1995 Mr. Wilson was a Director of Public Record Access New Zealand Limited, a joint venture between Telecom New Zealand, Unisys New Zealand and Azimuth. Mr. Wilson received a Master of Science degree in Mathematics from the University of Auckland, New Zealand and did post-graduate work in Computer Science at Monash University, Melbourne, Australia.

     Nic Di Iorio was elected to the Board of Directors in July 2002. Mr. Di Iorio joined McCann-Erickson Worldwide in April 1995 as Senior Vice President, Director of Information Technology, with overall responsibilities for McCann-Erickson's worldwide IT strategy and implementation. Mr. Di Iorio emphasizes the use of technology to enhance the quality of McCann's product, business development and management decision-making. He sets overall direction and strategies on IT, working with management from every level of professional and administrative discipline. Additionally, Mr. Di Iorio heads MCT Inc., a wholly owned subsidiary of the McCann-Erickson WorldGroup, that specializes in general and industry-specific IT services. MCT operates as an applications services provider and delivers financial, production and media management systems, and collaborative/strategic Intranet/Extranet web tools worldwide. Prior to joining McCann, Mr. Di Iorio spent four years at Young & Rubicam as Vice President, Director of Global Network Services, responsible for the worldwide strategy and implementation of its IT infrastructure. Prior to that, he spent ten years in Research and Development organizations at GTE and AT&T
Bell Laboratories working on new technologies in the area of distributed systems, data networking, security and telecommunications. He held various leadership roles in the ISO and CCITT international standards committees, where he authored two international standards and chaired two subcommittees. He also participated in the Internet's IETF committee. Mr. Di Iorio holds Bachelor and Master degrees in Computer Science, has published in both trade and professional publications and has been a key speaker at trade and professional conferences.

     Ashok Pandey is currently the Chairman and Chief Executive Officer of Drexus, Inc., which he founded in 2001. Mr. Pandey founded Intelligroup, Inc. in 1987 and served the Company until December 2000 in various capacities. From May 1999 to December 2000, Mr. Pandey served as Co-Chief Executive Officer and a Director of the Company. From April 1998 until May 1999, Mr. Pandey served as Co-Chairman of the Board of the Company. From October 1997 until April 1998, Mr. Pandey served as Chairman of the Board and President of Corporate Services of the Company. From the Company's inception in 1987 through October 1997, Mr. Pandey served as Chairman, President and Chief Executive Officer of the Company. Prior to founding Intelligroup, Mr. Pandey worked as a consultant at AT&T and Bell Laboratories. Mr. Pandey has more than 12 years of experience in developing systems and applications software. In December 2000, Mr. Pandey was awarded the prestigious High-Tech Hero award by the New Jersey Technology Council (NJTC). Mr. Pandey is also a board member of NJTC, and the founder & Chairman of the CEO Forum at NJTC. Mr. Pandey has a Bachelor's degree in Electrical and Electronics Engineering from Birla Institute of Technology and Science, Pilani, India. He also has a Master's degree in Computer Science from The City University of New York. Mr. Pandey has been selected as a nominee for election to the Company's Board of Directors pursuant to the terms and conditions of a settlement agreement entered into on August 7, 2003, between the Company and Mr. Pandey, under which, among other things, (i) the Company agreed to include Mr. Pandey or his designee who is reasonably acceptable to the Company's Board of Directors in its slate of nominees for election to the Board of Directors at its Annual Meeting of Shareholders to be held in 2003, 2004 and 2005, (ii) Mr. Pandey agreed to certain standstill provisions relating to acquiring shares of the Company's voting securities, solicitation of proxies, waging of a proxy contest or tender offer or initiating or supporting a shareholder proposal for a three-year period, and (iii) Mr. Pandey agreed to vote for the slate of Directors proposed by the Board of Directors for a three-year period.

     All Directors hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There are no family relationships among any of the executive officers, Directors and key employees of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

RESIGNATION OF DIRECTORS

     Prabhas Panigrahi, a member of the Board of Directors of the Company since June 2002, resigned from the Board of Directors on August 4, 2003.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has an Audit Committee, a Compensation Committee, a Nominating Committee and a Qualified Legal Compliance Committee.

     Audit  Committee.  The  primary  responsibilities  of the  Audit  Committee
     ----------------
include, among other things, (i) evaluating, and recommending to the Board of Directors the engagement of, the Company's independent auditors, (ii) reviewing the results of their auditing findings, and (iii) monitoring on a periodic basis the internal controls of the Company.

     Pursuant to the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2002 with the management of the Company. Additionally, the Audit Committee has discussed with the independent auditors the matters required by Statement of Auditing Standards ("SAS") 61, has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors that the financial statements as of and for the years ended December 31, 2002 audited by Deloitte & Touche LLP be included in the Company's Annual Report on SEC Form 10-K.

     Each current Audit Committee Member is an independent member of the Board of Directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. As an independent director of the Board of Directors of the Company, each Audit Committee Member is not an officer or employee of the Company or its subsidiaries or does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The Audit Committee currently consists of Messrs. Besier, McIntosh and Wilson. The Audit Committee was established in June 1996 and held 4 meetings during fiscal 2002. During 2002, Mr. Dimit, a former director of the Company, served as a member of the Audit Committee.

     Compensation   Committee.   The  Compensation   Committee  administers  the
     ------------------------
Company's 1996 Stock Plan and approves salaries and certain incentive compensation for management and key employees of the Company. The Compensation Committee currently consists of Messrs. Besier, McIntosh and Di Iorio. The Compensation Committee was established in June 1996 and held 5 meetings during 2002. During 2002, Mr. Valluripalli served as a member of the Compensation Committee. Additionally, from his election to the Board of Directors in June 2002 until his resignation from the Board of Directors in August 2003, Mr. Panigrahi served as a member of the Compensation Committee.

     Nominating  Committee.  The primary function of the Nominating Committee is
     ---------------------
to consider, recommend and prepare a slate of nominees to stand for election as directors at each of the Company's Annual Meeting of Shareholders. In addition, among other things, the Nominating Committee is authorized to consider nominees, which are recommended by shareholders of the Company. The Nominating Committee currently consists of Messrs.

Valluripalli, McIntosh and Wilson. During 2002, and for a portion of 2003, Mr. Besier served as a member of the Nominating Committee. The Nominating Committee was established in April 2002 and held no meetings during fiscal 2002 and 2003 as the entire Board of Directors participated in the consideration and preparation of the proposed slate of nominees for election to the Board of Directors.

     Qualified  Legal  Compliance  Committee.   The  primary  functions  of  the
     ---------------------------------------
Qualified Legal Compliance Committee are to (i) adopt procedures for the confidential receipt, retention and consideration of any report relating to material violations of United States federal or state securities laws, breach of fiduciary duty or similar violation, (ii) inform the Chief Executive Officer of any reports or evidence of such material violations, (iii) investigate any report and retain experts as deemed necessary and (iv) recommend that the Company implement an appropriate response. The Qualified Legal Compliance Committee currently consists of Messrs. Besier, McIntosh and Wilson. The Qualified Legal Compliance Committee was established in July 2003 and, therefore, held no meetings during fiscal 2002.

     There were 14 meetings of the Board of Directors during 2002. Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a Director and the total number of meetings held by the committee on which he served during the period, if applicable.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee has furnished the following report:

To the Board of Directors of Intelligroup, Inc.:

     The Audit Committee of the Company's Board of Directors is currently composed of 3 members and acts under a written charter first adopted and approved on May 1, 2000. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market, and possess the financial sophistication required by such charter and rules. The Audit Committee held 4 meetings during 2002.

     Management is responsible for the Company's financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company's management, internal accounting, financial and auditing personnel and the independent auditors, the following:

     o the plan for, and the independent auditors' report on, each audit of the Company's financial statements;

     o    the Company's financial disclosure documents,  including all financial
          statements   and  reports  filed  with  the  Securities  and  Exchange
          Commission or sent to shareholders;

     o    management's   selection,   application  and  disclosure  of  critical
          accounting policies;

     o changes in the Company's accounting practices, principles, controls or methodologies;

     o significant developments or changes in accounting rules applicable to the Company; and

     o the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

     The Audit Committee reviewed the Company's audited financial statements for the year ended December 31, 2002 and discussed these financial statements with the Company's management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by SAS 61 (Communication with Audit Committees) with the Company's independent auditors. SAS 61 requires the Company's independent auditors to discuss with the Company's Audit Committee, among other things, the following:

     o    methods to account for significant unusual transactions;

     o the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     o the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     o disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     The Company's independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing of all relationships that in the auditor's professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors' provision of certain other, non-audit related services to the Company is compatible with maintaining such auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                                By the Audit Committee of the Board of Directors of Intelligroup, Inc.
                                (as currently constituted )

                                Klaus P. Besier
                                Dennis McIntosh
                                Alexander Graham Wilson

COMPENSATION OF DIRECTORS

     On August 8, 2002, the Company's Board of Directors amended its policy to compensate each of its non-employee Directors. Pursuant to the Company's amended policy, each non-employee director will receive the following cash payments and option grants: (i) $30,000 annual fee to be paid in arrears after the Company's Annual Meeting of Shareholders (the "Annual Meeting"); (ii) $3,000 per each meeting of the Board attended; (iii) $2,000 per each meeting of the Audit Committee attended; (iv) $1,000 per each meeting of any other committee of the Board attended; and (v) an annual stock option grant of 10,000 shares of the Company's Common Stock to be granted in arrears after the Annual Meeting. The option grant is subject to the Company's standard vesting program. With respect to Directors who serve less than one year, the $30,000 annual fee is pro rated as to the number of Board meetings held during the year for which such compensation is being paid. Other than Messrs. Besier, McIntosh, Wilson and Di Iorio, who are compensated pursuant to such policy, Directors do not otherwise receive cash compensation pursuant to such policy. The Company reimburses Directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the Board.

     On July 31, 2003, the Company's Board of Directors amended its policy to compensate each of its non-employee directors with respect to attendance at meetings of the Board and committees thereof. Pursuant to such amended policy, each non-employee director will receive the following cash payments: (i) $26,000 annual fee to be paid in arrears after the Company's Annual Meeting; (ii) $2,600 per each meeting of the Board attended; (iii) $2,000 per each meeting of the Audit Committee attended; (iv) $1,000 per each meeting of any other committee of the Board attended; and (v) $500 per each meeting of the Board, or committee thereof, at which such member participates via telephone.

     In addition, on June 3, 1996, the Board of Directors approved and the shareholders adopted the Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan"), which became effective on July 12, 1996. The Director Plan provides for the grant of options to purchase a maximum of 140,000 shares of Common Stock of the Company to non-employee Directors of the Company. The Board of Directors administers the Director Plan.

     Each person who was a Director of the Company on the effective date of the Company's initial public offering or became or will become a Director of the Company thereafter, and who is not also an employee or officer of the Company, was or shall be granted, on the date of such initial public offering or the date on which he or she became or becomes a Director, whichever is later, an option to purchase 20,000 shares of Common Stock, at an exercise price per share equal to the then fair market value of the shares. No subsequent grants are permitted to such individuals under the Director Plan. All options become exercisable in five equal annual installments commencing one year after the date of grant provided that the optionee then remains a Director at the time of vesting of the installments. The right to exercise annual installments of options will be reduced proportionately based on the optionee's actual attendance at Directors' meetings if the optionee fails to attend at least 80% of the Board of Directors' meetings held in any calendar year. The term of each option will be for a period of ten years from the date of grant, unless sooner terminated in accordance with the Director Plan. Options may not be transferred except by will or by the laws of descent and distribution or pursuant to a domestic relations order and are exercisable to the extent vested at any time prior to the scheduled expiration date of the option. The Director Plan terminates on the earlier of May 31, 2006 or at such time as all shares of Common Stock currently or hereafter reserved for issuance shall have been issued.

     Members of the Board of Directors, including non-employee Directors, also are eligible to receive option grants pursuant to the 1996 Stock Plan.

     On June 6, 2002, each of Messrs. Wilson and Panigrahi received options to purchase 20,000 shares of the Company's Common Stock under the Company's Director Plan at an exercise price of $1.62 per share, the fair market value of the Company's Common Stock at the date of grant. Mr. Panigrahi resigned as a Director of the Company on August 4, 2003.

     On July 25, 2002, Mr. Di Iorio received options to purchase 20,000 shares of the Company's Common Stock under the Company's Director Plan at an exercise price of $1.09 per share, the fair market value of the Company's Common Stock at the date of grant.

     On August 8, 2002, each of Messrs. Besier and McIntosh received options to purchase 10,000 shares of the Company's Common Stock under the Company's 1996 Stock Plan at an exercise price of $1.15 per share, the fair market value of the Company's Common Stock at the date of grant.

                               EXECUTIVE OFFICERS

      The  following  table  identifies  the current  executive  officers of the
Company:


                                   CAPACITIES IN                   IN CURRENT
NAME                        AGE    WHICH SERVED                  POSITION SINCE
----                        ---    ------------                  --------------

Nagarjun Valluripalli...    35     Chairman of the Board,             2000
                                   President, Chief Executive
                                   Officer and Director

Nicholas Visco(1).......    43     Senior Vice President-Finance      2000
                                   & Administration, Chief
                                   Financial Officer,
                                   Treasurer and Secretary
-------------------

(1) Nicholas Visco joined the Company in July 1998 and currently serves as Senior Vice President - Finance & Administration, Chief Financial Officer, Treasurer and Secretary. Mr. Visco was appointed Vice President-Finance and Chief Financial Officer in October 1999. Additionally, Mr. Visco was appointed Treasurer and Secretary in November 1999. From July 1998 through September 1999, Mr. Visco served as the Company's Corporate Controller. Prior to joining the Company, from September 1993 until July 1998, Mr. Visco served as Director of Financial Planning and Corporate Controller for Xpedite Systems, Inc., a provider of enhanced messaging services. Mr. Visco received his undergraduate degree from Rutgers University in Economics and Accounting and is a Certified Public Accountant.

     None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and shareholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Except as set forth below, based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

     Gregory S. Dimit, a former Director of the Company, filed a Form 5 on February 19, 2002. Such Form 5 should have been filed no later than February 14, 2002. Mr. Dimit resigned as a Director of the Company on June 3, 2002.

     Alexander Graham Wilson filed a Form 3 on June 18, 2002. Such Form 3 should have been filed no later than June 17, 2002.

     Prabhas Panigrahi, a former Director of the Company, filed a Form 3 on June 18, 2002. Such Form 3 should have been filed no later than June 17, 2002. Mr. Panigrahi resigned as a Director of the Company on August 4, 2003.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to each person who served as the Company's Chief Executive Officer at any time during 2002 and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (collectively, the "Named Executives") during the years ended December 31, 2000, 2001 and 2002.

                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------
                                                                                    LONG-TERM
                                              ANNUAL COMPENSATION                    COMPEN-
                                                                                     SATION
                                                                                     AWARDS
                                       -------------------------------------------------------------------
                                                                        OTHER
                                                                        ANNUAL      SECURITIES   ALL OTHER
                                                                        COMPEN-     UNDERLYING    COMPEN-
NAME AND PRINCIPAL POSITION          YEAR      SALARY      BONUS        SATION       OPTIONS      SATION
                                                 ($)         ($)         ($)           (#)          ($)
            (a)                       (b)        (c)         (d)        (e)(1)         (g)          (i)
----------------------------------------------------------------------------------------------------------

Nagarjun Valluripalli..........      2002     350,000         --          --       1,050,000         --
    Chairman of the Board,           2001     350,000    200,000(2)       --              --         --
    President and Chief              2000     349,992         --          --         300,000(3)      --
    Executive Officer


Nicholas Visco.................      2002     200,000         --          --          25,000         --
   Senior Vice President -           2001     200,000     75,000(4)       --              --         --
   Finance & Administration,         2000     158,333     50,000(4)       --         117,500(5)      --
   Chief Financial Officer,
   Treasurer and Secretary

---------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive for the fiscal year.

(2) Represents a bonus for the full year 2001, which was approved by the Company's Compensation Committee in March 2002. A $60,000 compensation advance provided to Mr. Valluripalli in May 2001 was offset against such bonus. The balance of such bonus was paid in August 2002.

(3) Represents stock options previously granted to Mr. Valluripalli during fiscal year 1999 and which were outstanding as of July 5, 2000, the exercise price of which the Company adjusted in 2000 to reflect the impact of the spin-off by the Company of SeraNova, Inc.

(4)  Mr.  Visco  earned a bonus of $75,000 and $50,000 for the fiscal years 2000
     and  1999,  respectively.   Such  bonuses  were  paid  in  2001  and  2000,
     respectively.

(5) Represents stock options previously granted to Mr. Visco during fiscal years 1998, 1999 and 2000 and which were outstanding as of July 5, 2000, the exercise price of which the Company adjusted in 2000 to reflect the impact of the spin-off by the Company of SeraNova, Inc.

OPTION GRANTS IN 2002

     The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1996 Plan during 2002 to each of the Named Executives. The Company has never granted any stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------------------------
                                Individual Grants
------------------------------------------------------------------------------------------------------------------
                         NUMBER OF     PERCENT OF TOTAL                                 POTENTIAL REALIZABLE VALUE
                         SECURITIES        OPTIONS                                       AT ASSUMED ANNUAL RATES
                         UNDERLYING      GRANTED TO                                           OF STOCK PRICE
       NAME               OPTIONS       EMPLOYEES IN       EXERCISE OR                    APPRECIATION FOR OPTION
                          GRANTED       FISCAL YEAR(2)      BASE PRICE     EXPIRATION             TERM(3)
                          (#) (1)                             ($/SH)          DATE           5%($)       10%($)
        (a)                 (b)             (c)                (d)            (e)             (f)         (g)
------------------------------------------------------------------------------------------------------------------

Nagarjun Valluripalli..   750,000          67.9%              0.90          9/22/12         424,508    1,075,748
                          300,000          27.1%              0.90          9/22/12         169,803      430,299

Nicholas Visco.........    25,000           2.3%              1.07           2/7/12          16,823       42,631

--------

(1) Such options were granted pursuant to the Company's 1996 Plan. The 1996 Plan was adopted by the Board of Directors and approved by the shareholders of the Company on June 3, 1996, and became effective on July 12, 1996. A total of 5,200,000 shares are reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1996 Plan, 3,962,034 of which have been granted as of December 31, 2002. Those eligible to receive stock option grants or stock purchase rights under the 1996 Plan include employees, non-employee Directors and consultants. The Compensation Committee of the Board of Directors of the Company administers the 1996 Plan. Subject to the provisions of the 1996 Plan, the administrator of the 1996 Plan has the discretion to determine the optionees and/or grantees, the type of options to be granted (incentive stock options ("ISOs") or non-qualified stock options ("NQSOs")), the vesting provisions, the terms of the grants and such other related provisions as are consistent with the 1996 Plan. The exercise price of an ISO may not be less than the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The exercise price of a NQSO may not be less than 85% of the fair market value per share of the Common Stock on the date of grant or, in the case of an optionee who beneficially owns 10% or more of the outstanding capital stock of the Company, not less than 110% of the fair market value per share on the date of grant. The purchase price of shares issued pursuant to stock purchase rights may not be less than 50% of the fair market value of such shares as of the offer date of such rights. The options terminate not more than ten years from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment with the Company, but provide that the term of any options granted to a holder of more than 10% of the outstanding shares of capital stock may be no longer than five years. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets in which the successor corporation does not assume outstanding options or issue equivalent options, the Board of Directors of the Company is required to provide accelerated vesting of outstanding options. The 1996 Plan terminates on July 11, 2006 unless sooner terminated by the Board of Directors.

(2) Based on an aggregate of 1,105,000 options granted to employees in 2002, including options granted to the Named Executives.

(3) Based on a grant date fair market value of $0.90 for the grants to Mr. Valluripalli and $1.07 for the grant to Mr. Visco.

AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during 2002 by each of the Named Executives and the year-end number and value of unexercised options held by each of the Named Executives.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------
                                                                  NUMBER OF
                                                                  SECURITIES           VALUE OF
                                                                  UNDERLYING         UNEXERCISED
                                                                 UNEXERCISED         IN-THE-MONEY
                                                                  OPTIONS AT          OPTIONS AT
                                                                    FISCAL              FISCAL
                                SHARES                             YEAR-END            YEAR-END
                             ACQUIRED ON          VALUE              (#)                ($)(1)
          NAME                 EXERCISE          REALIZED        EXERCISABLE/        EXERCISABLE/
                                 (#)               ($)          UNEXERCISABLE       UNEXERCISABLE
          (a)                    (b)               (c)               (d)                 (e)
--------------------------------------------------------------------------------------------------
Nagarjun Valluripalli...         --                --              225,000/               --/
                                                                 1,125,000             $94,500

Nicholas Visco..........         --                --              105,000/               --/--
                                                                    37,500

-----------

(1) Based on a year-end fair market value of the underlying securities equal to $0.99 less the exercise price for such shares.

EQUITY COMPENSATION PLANS

     The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2002.

                      EQUITY COMPENSATION PLAN INFORMATION
----------------------------------------------------------------------------------------------------------
                                       NUMBER OF                                   NUMBER OF SECURITIES
                                   SECURITIES TO BE                                 REMAINING AVAILABLE
                                      ISSUED UPON           WEIGHTED-AVERAGE       FOR FUTURE ISSUANCE
                                      EXERCISE OF            EXERCISE PRICE            UNDER EQUITY
                                      OUTSTANDING            OF OUTSTANDING          COMPENSATION PLANS
                                   OPTIONS, WARRANTS       OPTIONS, WARRANTS        (EXCLUDING SECURITIES
         PLAN CATEGORY                AND RIGHTS               AND RIGHTS          REFLECTED IN COLUMN (A))
                                          (a)                     (b)                       (c)
----------------------------------------------------------------------------------------------------------
(i)   Equity compensation plans
      approved by security holders:
      Option Plans(1)...............    3,033,201                $2.39                   1,267,966
(ii)  Equity compensation plans not
      approved by security holders..      165,000                $2.04                          --
                                        ---------                -----                   ---------
      Total.........................    3,198,201                $2.37                   1,267,966

-----------

(1) Includes information regarding the following stockholder-approved equity compensation plans: (i) 1996 Non-Employee Director Stock Option Plan; and (ii) the 1996 Stock Plan.

Equity Compensation Plans Not Approved by Security Holders

     On October 31, 2000, the Company's Board of Directors approved the grant of an option to several employees for an aggregate of 105,000 shares of Common Stock at an exercise price of $2.063 per share. On November 1, 2000, the Company's Board of Directors approved the grant of an option to Nicholas Visco for 60,000 shares of Common Stock at an exercise price of $2.00 per share. Each of the above options vest in four equal semiannual installments beginning on the first six-month anniversary of the date of grant and expire on the tenth anniversary of the date of grant. If the grantee's employment relationship terminates on account of disability or death, the grantee or grantee's estate, as the case may be, may exercise any outstanding options for one year following the termination. If termination is for any other reason, the grantee may exercise any outstanding options for 90 days following such termination. The options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the grantee's lifetime only by the grantee. The Company's Board of Directors is required to make appropriate adjustments in connection with such option grants in October and November to reflect stock splits, stock dividends and other similar changes in capitalization. The option grants also contain provisions addressing the consequences of a merger, consolidation or sale of all or substantially all of the Company's assets. Upon the occurrence of such events, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must accelerate the options to make them fully exercisable and notify the grantee that the option shall be fully exercisable for a period of 15 days from the date of such notice.

EMPLOYMENT AGREEMENTS, CHANGE-IN-CONTROL AGREEMENTS, INDEMNIFICATION AGREEMENTS, NON-COMPETITION, NON-DISCLOSURE AND NON-SOLICITATION AGREEMENTS

     Mr. Valluripalli entered into a two-year employment agreement with the Company commencing on September 20, 2002. Pursuant to the terms of such agreement, Mr. Valluripalli is entitled to, among other things, (i) an annual base salary of $350,000; (ii) a potential annual bonus based upon meeting and exceeding the Company's annual budget approved by the Company's Board of Directors for pre-tax income; (iii) continuation of base salary payments for a fifteen (15) month period and reimbursement for medical benefits pursuant to an election under COBRA in the event of the Company's termination of Mr. Valluripalli's employment with the Company without cause. In addition to the provisions of such agreement requiring Mr. Valluripalli to maintain the confidentiality of the Company's proprietary information and assign inventions to the Company, Mr. Valluripalli has agreed that during the term of his employment and for a period of fifteen (15) months following the termination of his employment with the Company, he shall not, among other things, (i) interfere with the Company's customer relationships or (ii) solicit the Company's employees, executives and affiliates. In the event that Mr. Valluripalli's employment is terminated during the period beginning one (1) month before, and ending twelve (12) months after, a Change in Control (as such term is defined in the Employment Agreement), then (i) Mr. Valluripalli shall receive continuation of base salary payments for a fifteen (15) month period and reimbursement for medical benefits pursuant to an election under COBRA; (ii) the non-competition restrictions, including the restrictions that Mr. Valluripalli not solicit the Company's customers or solicit the Company's employees, executives and affiliates shall lapse; and (iii) the unvested portion of any stock options granted by the Company to Mr. Valluripalli shall vest in full and become exercisable.

     On November 4, 1998, Mr. Visco entered into a change-in-control agreement with the Company. Mr. Visco entered into an employment agreement with the Company commencing October 1, 1999, which, in addition to terms of employment, amended certain provisions of his change-in-control agreement. Pursuant to his change-in-control agreement, as amended, if Mr. Visco's employment is terminated during the three-month period before or during the one-year period after a Change-in-Control (as defined therein) then Mr. Visco is entitled to, among other things, (i) twelve times his regular monthly salary minus the number of months since the change-in-control, (ii) the Company's cost of the then available health insurance benefits for a period of twenty-four (24) months and
(iii) eighty (80%) percent of the unvested portion of any stock options granted by the Company to Mr. Visco shall vest in full and become immediately exercisable. Such employment agreement, as amended on November 1, 2000, is terminable at will by either party upon 30 days notice. Pursuant to the terms of such agreement, Mr. Visco is entitled to, among other things, (i) an annual base salary of $200,000; (ii) a potential annual bonus of 50% of such base salary; and (iii) continuation of base salary payments for a twelve (12) month period and a pro-rata bonus payment in the event of the Company's termination of Mr. Visco's employment with the Company without cause. In addition to the provisions of such agreement requiring Mr. Visco to maintain the confidentiality of the Company's proprietary information and assign inventions to the Company, Mr. Visco has agreed that during the term of his employment and for a period of one year following the termination of his employment with the Company, he shall not, among other things, (i) interfere with the Company's customer relationships or (ii) solicit the Company's employees, executives and affiliates.

     In addition to the foregoing, the Company has executed indemnification agreements with each of its executive officers and Directors pursuant to which the Company has agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     Substantially all of the Company's employees have agreed, pursuant to written agreement, not to compete with the Company, not to disclose Company information and not to solicit Company employees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Messrs. Besier, McIntosh and Di Iorio. Messrs. Besier, McIntosh and Panigrahi have not served as either an officer or employee of the Company or any of its subsidiaries at any time. Mr. Besier serves as the Chief Executive Officer of FirePond, Inc. (formerly Clear With Computers, Inc.) ("FirePond"). During 2002, the Company provided services to FirePond, which produced revenues for the Company totaling approximately $329,000. The Company also provided implementation services to various end clients, as a sub-contractor to FirePond. Services were priced at rates comparable to other similar sub-contracting arrangements in which the Company regularly participates. There are no, and during 2002 there were no, Compensation Committee Interlocks.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Market Index and Peer Group Index (capitalization weighted) for the period beginning on December 31, 1997 and ending on the last day of the Company's last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.

               COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN (1)(2)
         AMONG INTELLIGROUP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                              AND A PEER GROUP (3)




 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


                                12/31/97    12/31/98    12/31/99    12/31/00   12/31/01   12/31/02
                                --------    --------    --------    --------   --------   --------
Intelligroup, Inc...........     $100.00     $ 93.46     $129.41     $  4.58   $   5.12   $  5.18
Nasdaq Market Index.........     $100.00     $140.99     $261.48     $157.42   $ 124.89   $ 86.34
Peer Group Index
 (Capitalization Weighted)..     $100.00     $117.59     $236.60     $ 38.55   $  32.79   $ 12.97

-----------

(1) Graph assumes $100 invested on December 31, 1997 in the Company's Common Stock, the Nasdaq Composite Index and the Peer Group Index (capitalization weighted).

(2)  Cumulative total return assumes reinvestment of dividends.

(3) The Company has constructed a Peer Group Index of other information technology consulting firms consisting of Sapient Corporation, Technology Solutions Company, Answer Think Consulting Group, Inc., Igate Capital Corporation, Covansys Corporation (formerly known as Complete Business Solutions, Inc.) and Computer Horizons Corp.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

     Some of the Named Executives are subject to employment agreements, which establish salaries and other terms of employment. The Compensation Committee, however, generally reviews and approves base salary levels for executive officers of the Company at or about the start of the fiscal year and approves actual bonuses after the end of the fiscal year based upon Company and individual performance. The Compensation Committee also administers the Company's 1996 Plan.

     The Company's executive officer compensation program is comprised of base salary, discretionary and contractual annual cash bonuses, stock options and various other benefits, including medical insurance and a 401(k) Plan, which are generally available to all employees of the Company.

     Salaries, whether established pursuant to contract or otherwise, are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     Bonuses are paid on an annual basis and are discretionary or contractual. The amount of bonus is based on criteria which are designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on operational and financial results of the Company and focuses on the contribution to these results of a business unit or division, and the executive's individual performance in achieving the results.

     The stock option program is designed to relate executives' and certain middle managers' and other key personnel long-term interests to shareholders' long-term interests. In general, stock option awards are granted if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     When considering information relevant to the Chief Executive Officer's compensation, the Committee was comprised solely of Messrs. Besier, McIntosh and Panigrahi. Based on review of available information, the Committee believes that the Chief Executive Officer's current total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company's Chief Executive Officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Company does not currently meet these requirements and therefore the Company will be subject to the limitations of
Section 162(m).

                                          Compensation Committee Members
                                          (as currently constituted)

                                          Klaus P. Besier
                                          Dennis McIntosh
                                          Nic Di Iorio

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

COMMON STOCK

     There are, as of September 4, 2003, approximately 84 holders of record and 2,884 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of September 4, 2003, with respect to holdings of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees), (iii) each of the Company's Named Executives, and (iv) all Directors and executive officers as a group. This information is based upon information furnished to the Company by each such person and/or based upon public filings with the Securities and Exchange Commission. Unless otherwise indicated, the address for the individuals below is that of the Company address.

                                                    AMOUNT AND NATURE OF            PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP(1)         OF CLASS(2)
------------------------------------               --------------------            --------
(i)   Certain Beneficial Owners:

Beechrock Holdings Limited(3).................            1,762,740                   10.6%

Braydon Holdings Limited(4)...................            1,563,185                    9.4%

(ii)  Directors (which includes all nominees)
      and Named Executives who are not set
      forth above:

Nagarjun Valluripalli(5)......................              594,937                    3.4%

Klaus Besier(6)...............................               52,000                      *

Dennis McIntosh(7)............................               17,000                      *

Alexander Graham Wilson(8)....................              455,164                    2.7%

Nic Di Iorio(9)...............................               11,500                      *

Ashok Pandey(10)  ............................            2,141,583                   12.8%

Nicholas Visco(11)............................              128,716                      *

(iii) All Directors and executive officers
      as a group (7 persons)(12)..............            3,400,900                   19.5%

---------------

*    Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2) Applicable percentage of ownership is based on 16,682,875 shares of Common Stock outstanding on September 4, 2003, plus any presently exercisable stock options held by each such holder, and options which will become exercisable within 60 days after September 4, 2003.

(3) The address for Beechrock Holdings Limited is 3rd Floor, Cerne House, La Chaussee, Port Luis, Mauritius. The information set forth on the table is based solely upon data derived from a Schedule 13D filed by such shareholder.

(4) The address for Braydon Holdings Limited is 3rd Floor, Cerne House, La Chaussee, Port Luis, Mauritius. The information set forth on the table is based solely upon data derived from a Schedule 13D filed by such shareholder.

(5) Represents 4,500 shares of Common Stock owned of record, 22,000 shares of Common Stock owned indirectly as spouse and 568,437 shares of Common Stock underlying options, granted to Mr. Valluripalli, which are exercisable as of September 4, 2003, or sixty (60) days after such date. Excludes 781,563 shares of Common Stock underlying options, which become exercisable over time after such period.

(6) Represents 10,000 shares of Common Stock owned of record and 42,000 shares of Common Stock underlying options, granted to Mr. Besier, which are exercisable as of September 4, 2003 or sixty (60) days after such date. Excludes 8,000 shares of Common Stock underlying options, which became exercisable over time after such period.

(7) Represents 17,000 shares of Common Stock underlying options, granted to Mr. McIntosh, which are exercisable as of September 4, 2003, or sixty (60) days after such date. Excludes 13,000 shares of Common Stock underlying options, which become exercisable over time after such period.

(8) Represents 451,164 shares of Common Stock owned of record and 4,000 shares of Common Stock underlying options, granted to Mr. Wilson, which are exercisable as of September 4, 2003 or sixty (60) days after such date. Excludes 16,000 shares of Common Stock underlying options, which become exercisable over time after such period.

(9) Represents 7,500 shares of Common Stock owned of record and 4,000 shares of Common Stock underlying options, granted to Mr. Di Iorio, which are exercisable as of September 4, 2003 or sixty (60) days after such date. Excludes 16,000 shares of Common Stock underlying options, which become exercisable over time after such period.

(10) Represents 2,141,583 shares of Common Stock owned of record as of September 4, 2003.

(11) Includes 800 shares of Common Stock owned of record and 127,916 shares of Common Stock underlying options, which are exercisable as of September 4, 2003, or sixty (60) days after such date. Excludes 14,584 shares of Common Stock underlying options, which become exercisable over time after such period.

(12) Includes an aggregate of 763,353 shares of Common Stock underlying options granted to Directors and executive officers listed in the table which are exercisable as of September 4, 2003 or within sixty (60) days after such date. Excludes 849,147 shares underlying options granted to executive officers and Directors, which become exercisable over time after such period.



VOTING AGREEMENT

     On August 7, 2003, the Company and Mr. Pandey executed a settlement agreement pursuant to which, among other things, (i) the Company agreed to include Mr. Pandey or his designee who is reasonably acceptable to the Company's Board of Directors in its slate of nominees for election to the Board of Directors at its Annual Meeting of Shareholders to be held in 2003, 2004 and 2005, (ii) Mr. Pandey agreed to certain standstill provisions relating to acquiring shares of the Company's voting securities, solicitation of proxies, waging of a proxy contest or tender offer or initiating or supporting a shareholder proposal for a three-year period, and (iii) Mr. Pandey agreed to vote for the slate of Directors proposed by the Board of Directors for a three-year period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Nagarjun Valluripalli, the Chairman of the Board, President, Chief Executive Officer and a Director of the Company, Rajkumar Koneru, a former officer and director of the Company, and Ashok Pandey, a shareholder and former officer and director of the Company, were the sole shareholders of Intelligroup Asia Private Ltd. ("Intelligroup Asia"). Historically, Intelligroup Asia operated the Advanced Development Center in Hyderabad, India for the sole and exclusive use and benefit of the Company and all contracts and commercial arrangements of Intelligroup Asia were subject to prior approval by the Company. The Company and Messrs. Valluripalli, Koneru and Pandey entered into an agreement pursuant to which the Company would, subject to necessary Indian government approvals, acquire the shares of Intelligroup Asia for nominal consideration. Such Indian government approvals were received in September 1997. As a result, the Company currently owns 99.8% of the shares of Intelligroup Asia.

     The Board of Directors of the Company has adopted a policy requiring that any future transactions between the Company and its officers, directors, principal shareholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties. In addition, New Jersey law requires that any such transactions be approved by a majority of the disinterested members of the Company's Board of Directors.

     During 2002, the Company provided services to FirePond, which produced revenues for the Company totaling approximately $329,000. A member of the Company's Board of Directors, Klaus P. Besier, serves as the Chief Executive Officer of FirePond. The Company provided implementation services to various end clients, as a sub-contractor to FirePond. Services were priced at rates comparable to other similar sub-contracting arrangements in which the Company regularly participates.

     During 2002, the Company provided implementation services to McCann Erickson, which produced revenues for the Company totaling approximately $242,000. A member of the Company's Board of Directors, Nic Di Iorio, serves as the Chief Technology Officer of McCann Erickson. Services were priced at rates comparable to other similar arrangements in which the Company regularly participates.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to shareholder approval, retained Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2003. Deloitte & Touche LLP also served as independent auditors of the Company for a portion of 2002. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as auditors.

     One or more representatives of Deloitte & Touche LLP is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

     Previous Independent Auditors

     In June 2002, after a review of the events concerning Arthur Andersen LLP ("Andersen"), the Board of Directors of the Company delegated to its Audit Committee the responsibility to work with the Company's management to review the qualifications of the major national accounting firms to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. On July 25, 2002, Intelligroup dismissed Andersen as the Company's auditors.

     Andersen's reports on Intelligroup's consolidated financial statements for each of the years ended December 31, 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and the subsequent interim period through August 1, 2002, the date of the Company's Current Report on Form 8-K relating to a change in independent auditors, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on Intelligroup's consolidated financial statements for such years. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Andersen indicated that, as of July 1, 2002, it would no longer issue a letter addressed to the Securities and Exchange Commission stating whether it agreed with the foregoing statements.

     Independent Auditors Fees and Other Matters

     Audit Fees.

     Deloitte & Touche LLP billed the Company an aggregate of $320,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the last fiscal year.

     Financial Information Systems Design and Implementation Fees.

     Deloitte & Touche LLP did not bill the Company for any professional services rendered for the most recent fiscal year in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

     All Other Fees.

     Deloitte & Touche LLP billed the Company an aggregate of $21,000 in fees for other services rendered for the most recent fiscal year. These fees related primarily to the audit of the Company's 401(k) retirement plan.

                             SHAREHOLDERS' PROPOSALS

     Shareholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2004 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Secretary of the Company at its offices at 499 Thornall Street, Edison, New Jersey 08837, in writing not later than May 18, 2004.

     Shareholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of the Company at the aforementioned address not later than August 1, 2004.

     If the Company does not receive notice of a shareholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares it represents as the Board of the Company may recommend.

     The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

     The Company intends to resume its normal schedule for holding its annual meetings, typically in late June, commencing with its 2004 Annual Meeting of Shareholders. In such event, the Company will notify shareholders of such date and shareholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 2004 Annual Meeting will have to advise the Secretary of the Company of such proposals in writing within a reasonable time before the Company begins to print and mail its proxy materials to its shareholders.

                         HOUSEHOLDING OF PROXY MATERIALS

     The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Intelligroup, Inc., 499 Thornall Street, Edison, New Jersey 08837, Attn: Nicholas Visco.


                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     INTELLIGROUP, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS SHAREHOLDERS OF RECORD ON SEPTEMBER 4, 2003 AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS. ALSO, REGISTERED AND MOST BENEFICIAL SHAREHOLDERS MAY VOTE BY TELEPHONE OR OVER THE INTERNET. INSTRUCTIONS FOR USING THESE CONVENIENT SERVICES ARE SET FORTH ON THE ENCLOSED PROXY. I URGE YOU TO VOTE YOUR PROXY AS SOON AS POSSIBLE. IN THIS WAY, YOU CAN BE SURE YOUR SHARES WILL BE VOTED AT THE MEETING.

                                       By Order of the Board of Directors

                                       /s/ Nicholas Visco

                                       Nicholas Visco,
                                       Secretary

Edison, New Jersey
September 15, 2003

                               INTELLIGROUP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Nagarjun Valluripalli and Nicholas Visco, and each of them, true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Intelligroup, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Courtyard by Marriott Hotel Edison/Woodbridge, 3105 Woodbridge Avenue, Edison, New Jersey at 10:00 a.m., local time, on Tuesday, October 14, 2003 and at any adjournment or adjournments thereof, upon the proposals set forth on the reverse side and more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

INTELLIGROUP, INC.                      VOTE BY INTERNET - www.proxyvote.com
                                                            -----------------
499 THORNALL STREET                     Use  the   Internet  to   transmit  your
EDISON, NJ 08837                        voting  instructions and for  electronic
                                        delivery of information  up  until 11:59
                                        P.M.  Eastern  Time  the day before  the
                                        cut-off date or meeting date.  Have your
                                        proxy  card  in  hand  when   you access
                                        the  web  site.  You  will   be prompted
                                        to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                        VOTE BY  PHONE -  1-800-690-6903
                                        Use any touch-tone telephone to transmit
                                        your voting instructions up until  11:59
                                        P.M.  Eastern  Time  the day  before the
                                        cut-off date or meeting date.  Have your
                                        proxy card in  hand  when you call.  You
                                        will be prompted to enter your  12-digit
                                        Control  Number which is located   below
                                        and then follow the simple instructions the Vote Voice provides you.

                                        VOTE BY MAIL
                                        Mark, sign, and date your proxy card and
                                        return it in the  postage-paid  envelope
                                        we  have   provided  or   return  it  to
                                        Intelligroup, Inc., c/o ADP, 51 Mercedes
                                        Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK      INTEL 1   KEEP THIS PORTION
AS FOLLOWS:                                                    FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTELLIGROUP, INC.

Please mark your votes as in this example. |X|

                                             TO WITHHOLD AUTHORITY TO VOTE, MARK
                                             "FOR ALL EXCEPT" AND WRITE THE
                                             NOMINEE'S NUMBER ON THE LINE BELOW.

                                             -----------------------------------

                                                        For   Withhold   For All
1. ELECTION OF DIRECTORS.                               All      All     Except

   Nominees: 01  Nagarjun Valluripalli,                  | |      | |       | |
             02) Klaus P. Besier, 03) Dennis McIntosh,
             04) Alexander Graham Wilson,
             05) Nic Di Iorio, 06) Ashok Pandey

VOTE ON PROPOSALS                                        FOR    AGAINST  ABSTAIN

2.   Approval of proposal to ratify the appointment of
     Deloitte & Touche LLP as independent auditors of
     the Company for the year ending December 31, 2003.  | |      | |      | |


3. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: THIS PROXY MUST BE SIGNED EXACTLY AS THE NAME APPEARS HEREON.  WHEN SHARES
      ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF THE SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                       YES   NO
Please indicate if you plan to attend this meeting     | |   | |



-----------------------------------  ----      ---------------------------- ----
Signature (PLEASE SIGN WITHIN BOX)   Date      Signature (Joint Owners)     Date